BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2023
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 3 – BUSINESS COMBINATIONS

On 16 December 2021, D-Market, through Hepsi Finansal Danışmanlık, entered into a Share Sale and Purchase Agreement with the holders of 100% of the equity interest in Doruk Finansman A.Ş. (Doruk Finansman), a Turkish consumer finance company, to acquire 100% stake in Doruk Finansman for a total transaction value of TRY20 million (nominal). Following the regulatory approval of Banking Regulation and Supervision Agency, the transaction was closed on 28 February 2022 and the Group paid the Sellers (Doğan Şirketler Grubu Holding A.Ş. (“DoHol”), the holder of 97% equity interest in Doruk Finansman, Doğan Dış Ticaret ve Mümessillik A.Ş. and Doğan family individuals (collectively, the “Sellers”)) an aggregate of TRY5 million (nominal) in cash. Also at closing, the Group agreed to pay DoHol TRY15 million (nominal) (the “Conditional Amount”) in cash upon Doruk Finansman’s collection of certain receivables identified in its financial statements as of the closing day. The Conditional Amount will be paid to DoHol depending on the collection of receivables starting three months after the closing within a maximum of 10 years period. As at 31 December 2022, the not paid part of above mentioned conditional amount is recognised under “due to related parties”. The payment of the remaining amount was made in 2023.

The valuation studies of assets and liabilities acquired have been completed and the effects of the final amounts have been reflected in the consolidated financial statements dated 31 December 2022.

As a result of the assessments made, the contingent consideration amount, which is likely to be paid regarding to the collection of certain receivables within 10 years, is included in the consideration amount and has been considered in the goodwill calculation. The contingent consideration has been calculated as TRY26.6 million after discounting to its fair value at the estimated cost.

In accordance with IFRS 3, the differences that will arise in the contingent payment amount due to the operational results in the following periods, will be accounted for under the consolidated statement of income. The difference between total consideration amount and net assets acquired has been accounted in accordance with IFRS 3, “Business Combinations”.

The details of the goodwill calculation, total consideration amount and the net assets acquired are as follows (including IAS 29 impacts):

Total consideration amount	37,603
- Cash consideration amount	11,020
- Contingent consideration amount	26,583
Net assets acquired	(37,318)
Goodwill	285

NOTE 3 - BUSINESS COMBINATIONS (Continued)

The details of cash outflow due to acquisition are as follows:

Total cash paid	11,020
Cash and cash equivalent - acquired	(3,441)
Cash outflow due to acquisition	7,579

The fair values of identifiable assets and liabilities in accordance with IFRS 3 arising from the acquisition are as follows:

28 February 2022
Current assets
Cash and cash equivalents	3,442
Loan receivables	33,731
Other current assets	2,529
Total current assets	39,702

Non-current assets
Property and equipment	119
Intangible assets	906
Right of use assets	1,027
Total non-current assets	2,052

Total assets	41,754

Current liabilities
Trade payables	1,155
Provisions	1,013
Employee benefit obligations	354
Lease liabilities	1,063
Other current liabilities	218
Total current liabilities	3,803

Non-current liabilities
Employee benefit obligations	633
Total non-current liabilities	633

Total liabilities	4,436

Fair value of total net assets	37,318

If Doruk Finansman A.Ş. had been included in the consolidation as of 1 January 2022, additional revenue amounting to TRY1,116.3 thousand would have been realized in the consolidated profit or loss statement for the accounting period of 1 January — 31 December 2022. These amounts have been calculated by considering the consolidated financial statements prepared in accordance with IFRS.